Evermore Funds Trust
Supplement dated
March 30, 2020
to the
Evermore Global Value Fund (the “Fund”)
Prospectus and Summary Prospectus
dated April 30, 2019

The following information supplements the information in the sections entitled "Principal Investment Risks" in the summary prospectus, and "Fund Summary - Principal Investment Risks" and "Additional Information About Investment Strategies and Risks of Investing in the Fund - Risks of Investing in the Fund" in the Fund’s prospectus and summary prospectus:
Pandemic Risk
Disease outbreaks that affect local economies or the global economy may materially and adversely impact our investment funds and portfolios and/or our business. For example, uncertainties regarding the novel coronavirus (COVID-19) outbreak have resulted in serious economic disruptions internationally and especially in Asia. These types of outbreaks can be expected to cause severe decreases in core business activities such as manufacturing, purchasing, tourism, business conferences and workplace participation, among others. These disruptions lead to instability in the market place, including stock market losses and overall volatility, as has occurred in connection with COVID-19. In the face of such instability, governments may take extreme and unpredictable measures to combat the spread of disease and mitigate the resulting market disruptions and losses. The Adviser has in place business continuity plans reasonably designed to ensure that it maintains normal business operations, and the Adviser periodically tests those plans. However, in the event of a pandemic or an outbreak, there can be no assurance that the Adviser or the Fund’s service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. The full impacts of a pandemic or disease outbreaks are unknown, resulting in a high degree of uncertainty for potentially extended periods of time.

Please retain this Supplement with your Prospectus and Summary Prospectus

Evermore Funds Trust
Supplement dated
March 30, 2020
to the
Evermore Global Value Fund (the “Fund”)
Statement of Additional Information
dated April 30, 2019
The following information supplements the information in the section entitled "Investment Strategies and Risks" in the Fund’s statement of additional information:
Recent Market Events Risk. Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.
Recent events are impacting the securities markets. A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in December 2019 and has spread internationally. The outbreak and efforts to contain its spread have resulted in closing borders and quarantines, restricting international and domestic travel, enhanced health screenings, cancellations, disrupted supply chains and customer activity, responses by businesses (including changes to operations and reducing staff), and have produced general concern and uncertainty. The impact of the coronavirus pandemic, and other epidemics and pandemics that may arise in the future, could adversely affect national and global economies, individual companies and the market in general in a manner and for a period of time that cannot be foreseen at the present time. Health crises caused by the recent outbreak may heighten other pre-existing political, social and economic risks in a country or region. Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs, and dramatically lower interest rates. Certain of those policy changes are being implemented in response to the coronavirus outbreak. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments. In the event of a pandemic or an outbreak, there can be no assurance that the Fund and its service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which the Fund’s investment adviser relies, and could otherwise disrupt the ability of the Fund’s service providers to perform essential tasks. Although multiple asset classes may be affected by a market disruption the duration and effects may not be the same for all types of assets. To the extent the Fund may overweight its investments in certain countries, companies, industries or market sectors, such position will increase the Fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors. These conditions could result in the Fund’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, negatively impacting the Fund performance, and cause losses on your investments in the Fund. You should also review this prospectus and the SAI to understand the Fund’s discretion to implement temporary defensive measures, as well as the circumstances in which the Fund may satisfy redemption requests in-kind.
Please retain this Supplement with your Statement of Additional Information